Letter to shareholders Q1 2026 Exhibit 99.2

Financial highlights Q1 2026 Revenue was $663 million, an increase of 69% year-over-year Gross margin was 91.5%, as compared to 90.5% in the prior year Net income was $204 million and net margin was 31%, an improvement of $178 million from the prior year Adjusted EBITDA was $266 million and Adjusted EBITDA margin was 40%, an improvement of $151 million from the prior year 1 Operating cash flow was $312 million, an improvement of $185 million from the prior year Free Cash Flow was $311 million, an improvement of $185 million from the prior year 2 Basic and diluted earnings per share were $1.07 and $1.01, up over 650% from the prior year Capital expenditures were $1 million, 0.2% of revenue Cash, cash equivalents, and marketable securities were $2.77 billion as of March 31, 2026 Total fully diluted shares outstanding were 206.4 million as of March 31, 2026, up 0.2% from the prior year Q1 2026 • Letter to Shareholders 2 Revenue $663M 69% year-over-year growth 91.5% Gross margin up 100bps from prior year $266M Adjusted EBITDA 1 40% margin Operating cash flow $312M 47% margin Diluted EPS $1.01 up 7x from prior year Net income $204M 31% margin

Business highlights Daily Active Uniques (“DAUq”) averaged 126.8 million, an increase of 17% year-over-year Weekly Active Uniques (“WAUq”) averaged 493.1 million, an increase of 23% year-over-year Logged-in users grew 7% and Logged-out users grew 26% year-over-year U.S. DAUq grew 7% year-over-year and International DAUq grew 26% year-over-year Total U.S. revenue grew 67% year-over-year and International revenue grew 76% year-over-year Advertising revenue of $625 million grew 74% year-over-year, and Other revenue was $39 million, up 15% year-over-year Advertising revenue growth was driven by year-over-year growth in impressions and pricing Broad strength across the full ad funnel and our top-15 industry verticals Announced integration with Shopify to scale our advertiser ecosystem and streamline customer onboarding Q1 2026 • Letter to Shareholders Q1 2026 US DAUQ INT’L DAUQ Q2 '25 Q3 '25 Q4 '25 Q1 '26Q1 '25 Q1 ‘26 DAILY ACTIVE UNIQUES (IN MILLIONS) US WAUQ INT’L WAUQ Q2 '25 Q3 '25 Q4 '25 Q1 '26Q1 '25 Q1 ‘26 WEEKLY ACTIVE UNIQUES (IN MILLIONS) 50.1 178.3 108.1 401.3 58.0 223.0 60.1 235.4 50.3 181.0 110.4 416.4 64.4 256.0 68.9 278.2 73.3 296.6 53.5 196.5 52.5 193.4 126.8 493.1 121.4 471.6 116.0 443.8 51.6 187.8 126.8M 17% year-over-year 493.1M 23% year-over-year 3

Dear fellow shareholders, We’re excited to start the year with a strong first quarter. As we’ve been building Reddit over the years, I’ve often reflected on and been inspired by the unique opportunity in front of us and the fact that Reddit is truly a one-of-one company. That idea came up again and again during Q1, with one of the most tangible proof points being our strong commercial results. This marks our seventh consecutive quarter with revenue growth over 60%, with industry-leading gross margins over 90%, an Adjusted EBITDA margin of 40%, and record cash flow of more than $300 million. At the same time, our capital expenditures remained low at just $1 million, underscoring the advantage of Reddit’s capital-light model. When you look across the more than 300 publicly traded tech companies, there’s only one that combines this type of growth, profitability, and efficiency—and that’s Reddit. Our commercial success is differentiated because our community product is differentiated. What powers these results are Reddit’s raw materials. First, we have deeply engaged users who come to Reddit for high-intent uses—authentic recommendations and answers to questions like, “What should I watch next?” and “What type of stroller is best for two kids?” Second, we have an ads business that is built on context, interest, and commercial intent. Around 40% of conversations on Reddit are commercial in nature, where people are actively discussing products, services, and purchase decisions. And these conversations are uniquely influential: 84% of shoppers say they feel more confident in their decisions after researching on Reddit.A When you combine these two things—engaged communities and commercial intent—you create a powerful environment for advertisers. We see this in the outcomes we’re delivering and in the continued scaling of our ads business and ARPU growth. Another reason Reddit stands out today is our position in the AI landscape. Reddit is built on more than two decades of human conversation—over 25 billion posts and comments—and every month our communities generate the equivalent of Wikipedia’s entire content library in new content. 4 A. Source: Reddit, United States, "Let’s talk about your purchases & Social Media", n=1,004, A18+, monthly Reddit users, Attest panels, February 2026, Question: "After researching brands or products on Reddit, how much more confident did you feel about your purchase decision?", Platforms: Reddit, Facebook, Instagram, X, TikTok, Pinterest, Discord, Snapchat, Youtube.

Steve Huffman Co-Founder & CEO As AI becomes more prevalent, people increasingly seek out real human perspectives, and in turn, AI models rely on these perspectives to train and power their products. Scarce assets tend to become more valuable over time, and authentic human conversation at scale is becoming increasingly rare. Reddit’s conversations are like oil for the modern internet: a foundational resource powering the next generation of technology. On the user side, we’re making steady progress, but we still have work to do to increase frequency and accelerate growth toward the levels we see on leading platforms. We believe Reddit has the potential to be one of a handful of scaled global platforms on the internet. We already have tremendous reach today with nearly 500 million weekly users globally and 200 million in the United States. Now it’s about driving both greater reach and greater frequency. In particular, we’re focused on growing our daily user base in the U.S. to a size closer to that of the largest platforms. Our goal is to reach 100 million daily U.S. users, and we’re actively executing a strategy to get us there. One thing that has become clear is that product quality leads to growth. I believe our previous ways of working yielded the best results we were capable of, but not the results we aspired to. So to get to the next level, we first had to improve ourselves. Over the last year, we’ve made—and continue to make—a number of foundational changes to both our talent and infrastructure that we believe will unlock significantly greater headroom for Reddit’s growth. We’ve strengthened our teams with more people who’ve successfully grown other major platforms. We’ve added critical machine learning talent to build the capabilities required for today’s internet. And we’ve improved our processes for data, experiments, and shipping more quickly while still improving quality, so we can realize our vision. We made advancements across several product areas this quarter that we’re encouraged by, including bot verification, improvements in core user engagement, performance gains across the stack, and continued success with machine translation. Looking ahead to the remainder of 2026, our priorities include broadening the top of the funnel, improving new user retention, and making Reddit faster across the board, which remains a meaningful opportunity and can lead to an outsized impact. Our mission to empower communities and make their knowledge accessible to everyone is ambitious, and it won’t be achieved in a single quarter. But we’re making steady progress and won’t rest until we get there. As always, thank you for being on this journey with us. Q1 2026 • Letter to Shareholders 5

Today, Reddit is a 1 of 1 Financial Model Source: FactSet, market data as of 01-Apr-2026. Note: Sourced 300+ publicly listed US tech companies having data for all the following items: 2024 & 2025 Revenue, 2025 Gross Profit, 2025 Capital expenditures, 2025 Adj. EBITDA , & 2025 Free Cash Flow .1 2Q1 2026 • Letter to Shareholders Out of 300+ Publicly Listed U.S. Tech Companies, including: Alphabet, Meta, Microsoft, Netflix, NVIDIA, etc. only 21 companies have >40% 2025 Revenue Growth 5 have >30% 2025 Free Cash Flow and Adj. EBITDA Margins 2 1 3 have <$15M 2025 CapEx 1 has >90% 2025 Gross Margin Reddit is a 1 of 1 Company 6

Consumer product & internationalization

We are building a Reddit for everyone - the home of human experience on the internet

Modernizing search

- **Reddit search** enables community discovery, surfaces authentic human perspectives, and informs high-intent decisions
- **AI-powered** search results and product integrations improve the search experience, accelerating usage and utility


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Subreddits for Further Questions
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Product placements enable searchers to browse listings and shop directly within the Reddit search results

Scaling internationally

- Reddit's content is translated into over **30 languages** and optimized to deliver high-quality and locally relevant content to users across the world
- Reddit's **relevance and popularity are growing** on a global scale
  - **Reddit is one of the most visited sites in the U.K.** and is especially popular with women, who represent more than half of Reddit's users in the U.K.
  - **Reddit is gaining influence in France**, with brands and media outlets integrating the platform to uncover local trends, topics, and culture

In the U.K., Reddit is king

"Three in five Brits now encounter the site while online, up from one-third in 2023."

Reddit, the social network and true "editorial barometer" that France didn't see coming [...]

"Reddit is undergoing a transformation in France. The conversational platform [...] is influencing brands, media outlets, recruiters and AI engines. [...]"



Authentically human

- With over **25 billion posts and comments**, Reddit is the internet's largest collection of community-driven conversation
- We're **leading the industry with verification** and bot labeling tools to strengthen our position as the best and most trusted destination for community discovery and authentic human interaction


Verify you are human
Continue with Passkey

Testing fast and secure verification protocols

25B+
Posts and comments on the platform


9:41
Dont-tap-it
App
67
145
1m
3

Automated bot labeling

Q1 2026 • Letter to Shareholders 7

Advertising & monetization

Scaling automation with Reddit Max campaigns

- Middle Market and SMBs are **increasingly adopting Reddit Max campaigns** to optimize their lower funnel objectives
- **Max campaigns unlock performance** and deliver AI-powered insights to measure performance across audiences
- Advertisers see **17% lower costs** / CPA* and over **25%* more conversions** with Max campaigns



Create a campaign
Select a campaign type
Max BETA
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+27% results
Standard
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~50%
of Max campaign advertisers use AI-powered creative features to unlock greater performance

* Based on 17 split tests conducted between June and August 2025. Each test compared Max campaigns to standard campaigns over a 21-day period. CPA refers to Cost per Action.

Shopping ads momentum

- **Reddit is essential** to the consumer decision journey, as people validate opinions and reviews ahead of purchase decisions
  - **84% of Reddit shoppers feel more secure** in their purchases after researching products on the platform[A]
- We have **strong adoption with our Dynamic Product Ads (DPA)**, bringing Reddit-unique content into the shopping journey in ways that deepen relevance and performance



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Community overlays highlight products that resonate on Reddit

40%
Y/Y increase in high-intent shopping conversations on Reddit[B]

91%
Y/Y DPA ROAS improvement from signal and ML investments

We announced an **integration with Shopify** to simplify catalog and measurement setup and enable frictionless onboarding for new DPA advertisers

A. Source: Reddit, United States, "Let's talk about your purchases & Social Media", n=1,004, A18+, monthly Reddit users, Attest panels, February 2026, Question: "After researching brands or products on Reddit, how much more confident did you feel about your purchase decision?", Platforms: Reddit, Facebook, Instagram, X, TikTok, Pinterest, Discord, Snapchat, Youtube.
B. Source: Reddit Insights powered by Community Intelligence, Global, 2024 vs 2025; posts with CI score >0.8 inside the "shopping" entity.

Reddit's impact

Case study: Liquid I.V.

LIQUID I.V.

"Since launching **Reddit DPA** in April 2025, we've seen a transformative shift in our **lower-funnel efficiency** for Liquid I.V." said Karilyn Anderson, VP of Media and Retention at Liquid I.V. "Despite being a newer placement for us, **DPA has already generated 33% of our total platform revenue**. Most impressively, it is **outperforming our other conversion campaigns by 40%**, all while maintaining engagement levels on par with our top-tier prospecting efforts."

Case study: Cozey

By launching **Reddit Max campaigns**, Cozey leveraged automated bidding, creative rotation, and audience expansion to scale new customer acquisition with less hands-on management



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27-28%
Lower costs (CPA and CPM)*

35%
Higher ROAS*

*When compared to Cozey's standard campaigns.

Q1 2026 • Letter to Shareholders

8

Financial highlights - P&L **Q1 2026**

Q1 '26 REVENUE

69% ↑

year-over-year


(IN MILLIONS)
US REVENUE
INT'L REVENUE
$392.4
$78.5
$313.9
Q1 '25
$499.6
$90.8
$408.8
Q2 '25
$584.9
$105.3
$479.6
Q3 '25
$725.6
$142.3
$583.3
Q4 '25
$663.4
$137.8
$525.6
Q1 '26

Total revenue was $663.4 million, up 69% year-over-year

Q1 '26 GROSS MARGIN

100 bps ↑

year-over-year


90.5%
90.8%
91.0%
91.9%
91.5%
Q1 '25
Q2'25
Q3 '25
Q4 '25
Q1 '26
COST OF REVENUE (IN MILLIONS)
$37.1
$45.9
$52.5
$58.7
$56.3

Gross margin was 91.5%, an improvement of 100 bps year-over-year

Q1 '26 OPERATING EXPENSES

21% ↑

year-over-year


(IN MILLIONS)
NON-GAAP OPERATING EXPENSES[3]
SBC & RELATED TAXES
D&A
$351.4
$4.0
$107.2
$240.2
Q1 '25
$386.0
$3.9
$94.9
$287.2
Q2 '25
$393.9
$3.9
$93.4
$296.6
Q3 '25
$435.1
$4.2
$90.8
$340.1
Q4 '25
$424.2
$4.2
$78.7
$341.3
Q1 '26

Total GAAP operating expenses were $424.2 million, up 21% year-over-year
Total non-GAAP operating expenses[3] were $341.3 million, up 42% year-over-year

Q1 '26 PROFITABILITY

NET INCOME

680% ↑

year-over-year

ADJ. EBITDA

131% ↑

year-over-year


(IN MILLIONS)
NET INCOME
ADJUSTED EBITDA
$26.2
$115.3
Q1 '25
$89.3
$166.7
Q2 '25
$162.7
$236.0
Q3 '25
$251.6
$327.0
Q4 '25
$204.0
$266.0
Q1 '26

Net income was $204.0 million, up 680% year-over-year
Adjusted EBITDA[1] was $266.0 million, up 131% year-over-year

Q1 2026 • Letter to Shareholders
9

Financial highlights - supplemental metrics

Q1 2026

Q1 '26 AVERAGE REVENUE PER UNIQUE (ARPU)

44% ↑

year-over-year

(IN MILLIONS)
- US ARPU
- INT'L ARPU



$3.63
$1.34
$6.27
Q1 '25
$4.53
$1.73
$7.87
Q2 '25
$5.04
$1.84
$9.04
Q3 '25
$5.98
$2.31
$10.79
Q4 '25
$5.23
$2.02
$9.63
Q1 '26

ARPU was $5.23, up 44% year-over-year

Q1 '26 "RULE OF 40"[1]

6,900 bps ↑

above "Rule of 40"[1]

- REVENUE Y/Y GROWTH
- ADJUSTED EBITDA[1] MARGIN



40%
91%
29%
61%
Q1 '25
111%
33%
78%
Q2 '25
108%
40%
68%
Q3 '25
115%
45%
70%
Q4 '25
109%
40%
69%
Q1 '26

Revenue growth plus Adjusted EBITDA[1] margin makes us a "Rule of 109"[1] Company, 6,900 bps above "Rule of 40"

Q1 '26 REVENUE GROWTH VS. COST GROWTH [A]

1.6X

(IN MILLIONS)
- REVENUE Y/Y GROWTH
- NON-GAAP TOTAL COSTS[3] Y/Y GROWTH



61.5%
19.0%
Q1 '25
77.7%
37.7%
Q2 '25
67.9%
37.3%
Q3 '25
69.7%
45.8%
Q4 '25
69.1%
43.4%
Q1 '26
REVENUE GROWTH / COST GROWTH ^A RATIO
3.2x
2.1x
1.8x
1.5x
1.6x

Total revenue grew 1.6x times as fast as total adjusted costs and expenses[3] year-over-year

A. Represents revenue Y/Y growth vs. non-gaap total costs and expenses[3] Y/Y growth

Q1 '26 PROFIT MARGIN TRENDS

- NON-GAAP INCR. ADJ. EBITDA[1] Y/Y MARGIN
- ADJ. EBITDA MARGIN[1]
- NET INCOME MARGIN



70.4%
29.4%
6.7%
Q1 '25
58.3%
33.4%
17.9%
Q2 '25
60.0%
40.3%
27.8%
Q3 '25
58.0%
45.1%
34.7%
Q4 '25
55.6%
40.1%
30.7%
Q1 '26

55.6% year-over-year incremental Adjusted EBITDA margin[1], with an average of 60.5% for the last five quarters

Q1 2026 • Letter to Shareholders

10

Financial highlights - cash & equity **Q1 2026**

Q1 '26 CASH ON BALANCE SHEET [A]

42% ↑

year-over-year

(IN BILLIONS)

■ CASH, CASH EQUIVALENTS, & MARKETABLE SECURITIES



$2.0
$2.1
$2.2
$2.5
$2.8
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26

Cash on balance sheet was $2.8 billion, up 42% from the prior year

Q1 '26 FULLY DILUTED SHARES OUTSTANDING

0.2% ↑

year-over-year

(IN MILLIONS)

■ SHARES UNDERLYING STOCK-BASED AWARDS
■ BASIC SHARES OUTSTANDING
■ Q/Q DILUTION %



(0.1%)
0.3%
(0.2%)
0.0%
0.1%
206.0
206.6
206.1
206.1
206.4
21.7
19.5
16.7
15.2
14.0
184.3
187.1
189.4
190.9
192.4
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26

Fully diluted shares outstanding were 206.4 million, up 0.2% year-over-year

Q1 '26 OPERATING CASH FLOW

145% ↑

year-over-year

(IN MILLIONS)

■ OPERATING CASH FLOW
■ OPERATING CASH FLOW AS % OF REVENUE



$127.6
$111.3
$185.2
$266.8
$312.3
32.5%
22.3%
31.7%
36.8%
47.1%
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26

Operating cash flow was $312.3 million, up 145% year-over-year
Operating cash flow as % of revenue was 47.1%, an improvement of 1,460 bps year-over-year

Q1 '26 STOCK-BASED COMPENSATION & RELATED TAXES

(27%) ↓

year-over-year

(IN MILLIONS)

■ SBC
■ SBC AS % OF REVENUE



$107.4
$95.1
$93.6
$91.1
$78.8
27.4%
19.0%
16.0%
12.6%
11.9%
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26

Stock-based compensation & related taxes taxes were $78.8 million, down 27% year-over-year, SBC as % of revenue was 12%, an improvement of 1,550 bps year-over-year

A. Represents cash and cash equivalents and marketable securities.

Q1 2026 • Letter to Shareholders
11

Financial Outlook The guidance provided below is based on Reddit’s current estimates and is not a guarantee of future performance. This guidance is subject to significant risks and uncertainties that could cause actual results to differ materially, including the risk factors discussed in Reddit’s reports on file with the Securities and Exchange Commission (the “SEC”). Reddit undertakes no duty to update any forward-looking statements or estimates, except as required by applicable law. As we look ahead, we will share our internal thoughts on revenue and Adjusted EBITDA for the second quarter. In the second quarter of 2026, we estimate: Revenue in the range of $715 million to $725 million Adjusted EBITDA in the range of $285 million to $295 million4 $715M-$725M $285M-$295M Q2 ‘26 REVENUE Outlook Q2 ‘26 ADJUSTED EBITDA Q1 2026 • Letter to Shareholders 12

Steve Huffman Co-Founder & CEO Drew Vollero Chief Financial Officer Earnings conference call & community update Reddit will host a conference call to discuss the results for the first quarter of 2026 on April 30, 2026, at 1:30 p.m. PT / 4:30 p.m. ET. A live webcast of the call can be accessed on Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. A replay of the webcast and transcript will be available on the same websites following the conclusion of the conference call. Reddit will solicit questions from the community at r/RDDT on April 30, 2026, and post responses following the earnings call at Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. Q1 2026 • Letter to Shareholders 13 Reddit AMA highlights In Q1, Reddit supported 70+ AMAs across more than 50 communities. Impressions: over 1m Upvotes: over 5.5k Comments: over 1.5k Impressions: over 2.5m Upvotes: over 10k Comments: over 2.5k

Notes 1.The definition of Adjusted EBITDA, Adjusted EBITDA margin, incremental Adjusted EBITDA margin, and Rule of 40 and a reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin can be found on subsequent pages of this appendix 2.The definition of Free Cash Flow and a reconciliation of Free Cash Flow to net cash provided by (used in) operating activities can be found on subsequent pages of this appendix 3.The definition of total adjusted costs and expenses and non-GAAP operating expenses and a reconciliation of total adjusted costs and expenses and non-GAAP operating expenses to the comparable U.S. GAAP measures can be found on subsequent pages of this appendix 4.We have not provided a reconciliation to the forward-looking U.S. GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding U.S. GAAP guidance measures is not available without unreasonable effort About Reddit Reddit is a community of communities. Built on shared interests and passions, it is home to the most open and authentic conversations online. Every day, millions of people post, vote, comment, and search for answers across nearly every topic imaginable, and brands build trusted relationships with their audiences. With 25+ billion posts and comments and more than 126 million daily active uniques, Reddit is one of the internet’s largest sources of information. Learn more at www.redditinc.com. The Reddit app is available on the App Store and Google Play. Forward Looking Statements This letter contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Reddit's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern Reddit's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this letter include, but are not limited to, statements regarding Reddit’s priorities, plans with respect to the share repurchase program, future financial and Appendix Q1 2026 • Letter to Shareholders operating performance, including evolution of machine translation, international growth strategies to increase content consumption and improve local user experience, consumer product strategy with respect to growth and engagement, the integration of AI in Reddit search, the launch of Max campaigns, GAAP and non-GAAP guidance, strategies, and expectations of growth. Reddit's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described under the caption “Risk Factors” and elsewhere in documents that Reddit files with the SEC from time to time, including Reddit’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, which is being filed with the SEC at or around the date hereof. The forward-looking statements in this letter are based on information available to Reddit as of the date hereof, and Reddit undertakes no obligation to update any forward-looking statements, except as required by law. A Note About Metrics We define a daily active unique (“DAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a 24-hour period. Average DAUq for a particular period is calculated by adding the number of DAUq on each day of that period and dividing that sum by the number of days in that period. We define a weekly active unique (“WAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a trailing seven-day period. Average quarterly WAUq for a particular period is calculated by adding the number of WAUq on each day of that period and dividing that sum by the number of days in that period. We define average revenue per unique (“ARPU”) as quarterly revenue in a given geography divided by the average DAUq in that geography. For the purposes of calculating ARPU, advertising revenue in a given geography is based on the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity, while other revenue in a given geography is based on the billing address of the customer. 14

Use of Non-GAAP Financial Measures We use certain non-GAAP financial measures to supplement our consolidated financial statements, which are presented in accordance with U.S. GAAP, to evaluate our core operating performance. These non-GAAP financial measures include Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, Free Cash Flow margin, total adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense. We use these non-GAAP financial measures to facilitate reviews of our operational performance and as a basis for strategic planning. By excluding certain items that are non-recurring or not reflective of the performance of our normal course of business, we believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance. Accordingly, we believe these non-GAAP financial measures are useful to investors and others because they allow investors to supplement their understanding of our financial trends and evaluate our ongoing and future performance in the same manner as management. However, there are a number of limitations related to the use of non- GAAP financial measures as they reflect the exercise of judgment by our management about which expenses are included or excluded in determining these non-GAAP measures. These non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with U.S. GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. A reconciliation is provided below for each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with U.S. GAAP. Reddit encourages investors to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures, and not to rely on any single financial measure to evaluate Reddit’s business. We have not provided a reconciliation to the forward-looking GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding GAAP guidance measures is not available without unreasonable effort. Adjusted EBITDA is defined as net income (loss) excluding interest (income) expense, net, income tax expense (benefit), depreciation and amortization, stock-based compensation expense and related taxes, other (income) expense, net, and certain other non-recurring or non-cash items impacting net income (loss) that we do not consider indicative of our ongoing business performance. Other (income) expense, net consists primarily of realized gains and losses on sales of marketable securities, foreign currency transaction gains and losses, and other income and expense that are not indicative of our core operating performance. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Investor Relations IR@redditinc.com Media Relations  press@redditinc.com Incremental Adjusted EBITDA margin is defined as the change in Adjusted EBITDA divided by the change in revenue over the same period. Rule of 40 is defined as the year-over-year revenue growth rate plus adjusted EBITDA margin over the same period. We consider the exclusion of certain non-recurring or non- cash items in calculating Adjusted EBITDA and Adjusted EBITDA margin to provide a useful measure for investors and others to evaluate our operating results in the same manner as management. Free Cash Flow represents net cash provided by (used in) operating activities less purchases of property and equipment. Free Cash Flow margin is defined as Free Cash Flow divided by revenue. We believe that Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Total adjusted costs and expenses represents cost of revenue and operating expenses excluding stock- based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting cost of revenue and operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP operating expenses represents operating expenses excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense represent their respective operating expense line items excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items. We consider adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense to be useful measures as they exclude expenses that are not reflective of our operational performance and could mask underlying trends in our business. Q1 2026 • Letter to Shareholders 15

Q1 2026 • Letter to Shareholders Reddit, Inc. Key Operating Metrics by Geography (in millions, except percentages and ARPU) (unaudited) 16 Three months ended March 31, 2026 2025 % Change Revenue: Global $ 663.4 $ 392.4 69 % Revenue: U.S. $ 525.6 $ 313.9 67 % Revenue: International $ 137.8 $ 78.5 76 % Three months ended March 31, 2026 2025 % Change DAUq: Global 126.8 108.1 17 % DAUq: U.S. 53.5 50.1 7 % DAUq: International 73.3 58.0 26 % Logged-in DAUq: Global 52.0 48.7 7 % Logged-in DAUq: U.S. 23.2 23.0 1 % Logged-in DAUq: International 28.8 25.8 12 % Logged-out DAUq: Global 74.8 59.4 26 % Logged-out DAUq: U.S. 30.3 27.1 12 % Logged-out DAUq: International 44.5 32.2 38 % WAUq: Global 493.1 401.3 23 % WAUq: U.S. 196.5 178.3 10 % WAUq: International 296.6 223.0 33 % ARPU: Global $ 5.23 $ 3.63 44 % ARPU: U.S. $ 9.63 $ 6.27 54 % ARPU: International $ 2.02 $ 1.34 51%

Reddit, Inc. Consolidated Statements of Operations (in thousands, except share and per share amounts) (unaudited) 17Q1 2026 • Letter to Shareholders Three months ended March 31, 2026 2025 Revenue $ 663,411 $ 392,361 Costs and expenses: Cost of revenue 56,267 37,089 Research and development 207,246 191,271 Sales and marketing 151,472 90,685 General and administrative 65,514 69,413 Total costs and expenses 480,499 388,458 Income from operations 182,912 3,903 Other income (expense), net 22,816 20,534 Income before income taxes 205,728 24,437 Income tax expense (benefit) 1,747 (1,721) Net income $ 203,981 $ 26,158 Net income per share attributable to Class A and Class B common stock Basic $ 1.07 $ 0.14 Diluted $ 1.01 $ 0.13 Weighted-average shares used to compute net income per share attributable to common stockholders Basic 191,518,973 182,024,207 Diluted 202,524,173 201,275,223

Reddit, Inc. Consolidated Balance Sheets (in thousands) (unaudited) 18Q1 2026 • Letter to Shareholders March 31, 2026 December 31, 2025 Assets Current assets Cash and cash equivalents $ 1,374,348 $ 953,569 Marketable securities 1,396,284 1,523,242 Accounts receivable, net 522,905 590,162 Prepaid expenses and other current assets 92,397 69,012 Total current assets 3,385,934 3,135,985 Property and equipment, net 11,866 12,710 Operating lease right-of-use assets, net 19,001 20,788 Intangible assets, net 13,043 15,521 Goodwill 42,174 42,174 Other noncurrent assets 12,265 11,995 Total assets $ 3,484,283 $ 3,239,173 Liabilities and stockholders’ equity Current liabilities Accounts payable $ 51,743 $ 62,929 Operating lease liabilities 7,170 7,023 Accrued expenses and other current liabilities 206,970 201,331 Total current liabilities 265,883 271,283 Operating lease liabilities, noncurrent 14,118 16,191 Other noncurrent liabilities 24,566 22,661 Total liabilities 304,567 310,135 Commitments and contingencies Stockholders’ equity: Preferred stock — — Class A common stock 14 14 Class B common stock 5 5 Class C common stock — — Additional paid-in capital 3,647,812 3,595,772 Accumulated other comprehensive income (loss) (979) 4,364 Accumulated deficit (467,136) (671,117) Total stockholders’ equity 3,179,716 2,929,038 Total liabilities and stockholders’ equity $ 3,484,283 $ 3,239,173

Reddit, Inc. Consolidated Statements of Cash Flows (in thousands) (unaudited) 19Q1 2026 • Letter to Shareholders Three months ended March 31, 2026 2025 Cash flows from operating activities Net income $ 203,981 $ 26,158 Adjustments to reconcile net income to net cash provided by (used in) operating activities: Depreciation and amortization 4,210 3,963 Non-cash operating lease cost 1,676 1,468 Amortization of premium (accretion of discount) on marketable securities, net (4,297) (8,884) Stock-based compensation expense 68,336 85,414 Other adjustments (691) (138) Changes in operating assets and liabilities: Accounts receivable 67,957 23,359 Prepaid expenses and other assets (23,752) (17,006) Operating lease right-of-use assets and liabilities (1,815) (1,780) Accounts payable (10,983) (1,046) Accrued expenses and other liabilities 7,631 16,070 Net cash provided by (used in) operating activities $ 312,253 $ 127,578 Cash flows from investing activities Purchases of property and equipment (1,090) (979) Purchases of marketable securities (364,929) (504,846) Maturities of marketable securities 474,468 465,062 Proceeds from sale of marketable securities 17,989 12,372 Other investing activities (1,616) 889 Net cash provided by (used in) investing activities $ 124,822 $ (27,502) Cash flows from financing activities Proceeds from exercise of employee stock options 4,899 10,184 Taxes paid related to net share settlement of restricted stock units (16,196) (36,675) Repurchases of Class A common stock (4,999) — Net cash provided by (used in) financing activities $ (16,296) $ (26,491) Net increase (decrease) in cash and cash equivalents 420,779 73,585 Cash and cash equivalents at the beginning of the period 953,569 562,142 Cash and cash equivalents at the end of the period $ 1,374,348 $ 635,727

Reddit, Inc. Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin (in thousands, except percentages) (unaudited) 20Q1 2026 • Letter to Shareholders Three months ended March 31, 2026 2025 Net income $ 203,981 $ 26,158 Add (deduct): Interest (income) expense, net (23,885) (20,414) Income tax expense (benefit) 1,747 (1,721) Depreciation and amortization 4,210 3,963 Stock-based compensation expense and related taxes 78,848 107,405 Other (income) expense, net 1,069 (120) Adjusted EBITDA $ 265,970 $ 115,271 Net margin 30.7% 6.7 % Adjusted EBITDA margin 40.1% 29.4%

Reddit, Inc. Reconciliation of Free Cash Flow and Free Cash Flow Margin (in thousands, except percentages) (unaudited) 21Q1 2026 • Letter to Shareholders Three months ended March 31, 2026 2025 Net cash provided by (used in) operating activities $ 312,253 $ 127,578 Less: Purchases of property and equipment (1,090) (979) Free Cash Flow $ 311,163 $ 126,599 Operating cash flow margin 47.1% 32.5 % Free Cash Flow margin 46.9% 32.3%

Reddit, Inc. Reconciliation of Non-GAAP Costs and Expenses (in thousands) (unaudited) 22Q1 2026 • Letter to Shareholders Three months ended March 31, 2026 2025 Total costs and expenses $ 480,499 $ 388,458 Less: Depreciation and amortization 4,210 3,963 Stock-based compensation expense and related taxes 78,848 107,405 Total adjusted costs and expenses $ 397,441 $ 277,090 Total operating expenses $ 424,232 $ 351,369 Less: Depreciation and amortization 4,210 3,963 Stock-based compensation expense and related taxes 78,703 107,188 Non-GAAP operating expenses $ 341,319 $ 240,218 Research and development expenses $ 207,246 $ 191,271 Less: Depreciation and amortization 2,639 2,540 Stock-based compensation expense and related taxes 49,672 65,187 Non-GAAP research and development expenses $ 154,935 $ 123,544 Sales and marketing expenses $ 151,472 $ 90,685 Less: Depreciation and amortization 1,342 1,202 Stock-based compensation expense and related taxes 7,137 14,220 Non-GAAP sales and marketing expenses $ 142,993 $ 75,263 General and administrative expenses $ 65,514 $ 69,413 Less: Depreciation and amortization 229 221 Stock-based compensation expense and related taxes 21,894 27,781 Non-GAAP general and administrative expenses $ 43,391 $ 41,411